UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  May 29, 2014

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 –Business & Operations

Item 1.01.

Entry into a Material Definitive Agreement

Sixth Amendment to Credit Agreement

On May 29, 2014, Wausau Paper Corp. (the “Company”) entered into a Sixth Amendment to Credit Agreement (the “Credit Agreement Amendment”) with the following lenders:  Bank of America, N.A.; BMO Harris Bank National Association (f/k/a M&I Marshall & Ilsley Bank); Northwest Farm Credit Services, PCA; and 1st Farm Credit Services (collectively, the “Lenders”).

The Credit Agreement Amendment amended the terms of the original Credit Agreement that the Company entered into with the Lenders on June 23, 2010 ( the “Original Credit Agreement”), which has since been amended as of October 26, 2011; February 3, 2012; June 26, 2013; and December 17, 2013, and March 28, 2014 (collectively, the “Prior Amendments”).  The Credit Agreement Amendment:

•

extended until June 27, 2014, the timeframe within which the Company is required to seek authorization from its Board of Directors to secure the debt held by the Lenders with liens on substantially all the assets of the Company and its subsidiaries; and

•

amended the Credit Agreement’s provisions regarding events of default to include certain provisions relating to events arising under the Employee Retirement Income Security Act of 1974.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the complete terms of the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, as well as the Original Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 23, 2010, as amended by that certain First Amendment to Credit Agreement dated as of October 26, 2011 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 26, 2011); that certain Second Amendment to Credit Agreement dated as of February 3, 2012 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated January 31, 2012); that certain Third Amendment to Credit Agreement dated as of June 26, 2013 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated June 26, 2013); and that certain Fourth Amendment to Credit Agreement dated as of December 17, 2013 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 17, 2013); and that certain Fifth Amendment to Credit Agreement dated as of March 28, 2014 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 28, 2014).

Amendment No. 7 to Note Purchase and Private Shelf Agreement

On May 29, 2014, the Company entered into a Amendment No. 7 (the “Shelf Agreement Amendment”) to the existing Note Purchase and Private Shelf Agreement (the “Shelf Agreement”) with Prudential Investment Management, Inc. and certain other note holders (“Prudential”).  The

Shelf Agreement Amendment made changes to the Shelf Agreement that were in conformance with the changes made to the Credit Agreement under the terms of the Credit Agreement Amendment.

The foregoing description of the Shelf Agreement Amendment is qualified in its entirety by reference to the complete terms of the Shelf Agreement Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference, as well as the original Shelf Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 1, 2010, as amended by that certain Amendment No. 1 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 26, 2010); that certain Amendment No. 2 dated as of July 20, 2011 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 22, 2011); and that certain Amendment No. 3 dated as of January 31, 2012 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated January 31, 2012); that certain Amendment No. 4 dated as of June 26, 2013 (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated June 26, 2013); that certain Amendment No. 5 dated as of December 17, 2013 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated December 23, 2013); and that certain Amendment No. 6 dated as of March 28, 2014 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated March 28, 2014).

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Sixth Amendment to Credit Agreement dated as of May 29, 2014

Exhibit 10.2

Amendment No. 7 to Note Purchase Agreement Amendment dated as of May 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  May 30, 2014

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President–Finance

Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated May 29, 2014

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

Sixth Amendment to Credit Agreement dated as of May 29, 2014

Exhibit 10.2

Amendment No. 7 to Note Purchase Agreement Amendment dated as of May 29, 2014